UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2011

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

Six Months Ended

September 30, 2011

October 28, 2011

Dear Shareholders:

The six-month period ended September 30, 2011 was a difficult time for the Perkins Discovery Fund (the “Fund”) and the stock market in general.  The Fund finished the period with a return of -25.42% versus -25.13% for the Dow Jones Wilshire Micro-Cap Index, -23.12% for the Russell 2000® Index, -13.15% for the NASDAQ Composite and -13.78% for the S&P 500® Index.  Micro-cap stocks were among the hardest hit during the period.  Historically, in a bear market micro-caps typically decline more than larger cap stocks, but have often rebounded faster in the next bull market.  During the quarter ended September 30, 2011, the Fund was down -22.44% versus -22.31% for the Dow Jones Wilshire Micro-Cap Index.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the six-month period, we acquired 3 new holdings and disposed of 12.  As a result, the portfolio contracted from 48 holdings to 39.  We started the period with 10.1% in cash and cash equivalents and ended with 2.6% as more money left the Fund than came in from new investors and liquidated positions.

Our three biggest gaining stocks for the six-month period were Diamond Foods, Inc., Appliance Recycling Centers, Inc. and Cardiovascular Systems, Inc.  Diamond Foods is a leading branded food company specializing in processing, marketing and distributing culinary nuts and snack products.  We purchased Diamond as the company was moving into the higher margin healthy snack market.  We have trimmed back our position but continue to own the stock and like the company’s prospects going forward.  Appliance Recycling recycles appliances and also operates 20 ApplianceSmart retail stores which sell household appliances.  They have a joint venture with GE through which they now recycle all of GE’s appliances in 12 states.  The stock has been in an uptrend and we expect that to continue.  Cardiovascular Systems develops medical devices for the treatment of peripheral artery disease.  Although the stock has pulled back since the end of the quarter, we continue to hold it for the company’s future prospects which include clinical trials on coronary arteries.

The Fund’s three biggest losers were Insignia Systems, Inc., EBIX, Inc. and NetScout Systems, Inc.  Insignia Systems provides in-store advertising products, programs and services to retailers and consumer packaged goods manufacturers.  They received a large settlement from a competitor last spring and paid a $2.00 special dividend in May, but business has been weak this year.  The stock has been a big winner for the Fund and we have now sold three quarters of our original position. Ebix provides internet-based software applications, exchanges and related services to the insurance industry.  We initially purchased the holding over five years ago and it has performed very well over time, but has pulled back since this spring with the market.  NetScout makes software for monitoring and managing high-speed computer networks.  We purchased the stock in 2009 after it had pulled back in a difficult market and was trading at 10X trailing earnings.  This stock has also been weak since this spring, but the company recently announced a strong third quarter.

The table below shows the Fund’s performance for various periods ended September 30, 2011.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000®	Composite	500®
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	9.95%	5.62%	3.54%	2.12%	1.93%
Ten Year	6.19%	8.05%	6.12%	4.89%	2.82%
Five Year	-0.13%	-3.57%	-1.02%	1.35%	-1.18%
Three Year	7.25%	1.65%	-0.37%	4.91%	1.23%
One Year	-11.50%	-6.24%	-3.53%	1.97%	1.14%

The Fund’s Gross Expense Ratio is 2.31%.

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000®	Composite	500®
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009	65.26%	47.59%	27.17%	43.89%	26.46%
2010	33.79%	28.24%	26.85%	16.91%	15.06%
2011 (YTD to 09/30/11)	-20.01%	-20.16%	-17.02%	-8.95%	-8.68%
Annualized
(Inception to 09/30/11)	9.95%	5.62%	3.54%	2.12%	1.93%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

After a market bottom in March of 2009, the market has been in a cyclical uptrend, interrupted by two strong corrections.  One of these started in the spring of

2010 and the second this spring, the stronger part of which took place in the third quarter.  This has been a period of high volatility, characterized by a large number of 90% days (when more than 90% of the New York Stock Exchange trading volume is either up or down).  This last decline was preceded by a string of seven 90% down days without an intervening down day.  Since October 1, we have had an up market with a string of six 90% up days without an intervening down day.  We think it may be the start of a renewed uptrend.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that have been benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these will reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Discovery Fund is well positioned in micro-cap growth stocks that appear to hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.  Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.

The Perkins Discovery Fund

SECTOR ALLOCATION as of September 30, 2011 (Unaudited)

*	Cash equivalents and liabilities in excess of other assets.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2011 (Unaudited)

As a shareholder of the Perkins Discovery Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/11 – 9/30/11).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than 90 days. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2011 (Unaudited) (Continued)

expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/11	Value 9/30/11	4/1/11 – 9/30/11*
Actual	$1,000	$746	$8.73
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.08

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 97.7%

Administrative Services: 1.5%
42,500	RCM
	Technologies, Inc.*	$190,825

Ambulatory Health Care Services: 7.6%
27,500	MEDTOX
	Scientific, Inc.	359,975
100,000	RadNet, Inc.*	244,000
20,000	U.S. Physical
	Therapy, Inc.	370,400
		974,375
Amusement, Gaming & Entertainment: 0.8%
40,000	Lakes
	Entertainment, Inc.*	97,600

Chemical Manufacturing: 9.8%
175,000	AVI BioPharma, Inc.*	196,000
70,000	Cardiome Pharma
	Corp.	230,300
45,000	Cardiovascular
	Systems, Inc.*	512,550
150,000	Dyadic
	International, Inc.*	240,000
50,000	Oculus Innovative
	Sciences, Inc.*	75,000
		1,253,850
Computers & Electronic Manufacturing: 3.7%
40,000	EDAP TMS SA - ADR*	70,000
75,000	Synergetics USA, Inc.*	404,250
		474,250
Computer Systems Design Services: 23.3%
85,000	Augme
	Technologies, Inc.*	266,050
80,000	Computer Task
	Group, Inc.*	893,600
20,000	Datalink Corp.*	136,000
22,000	Dynamics
	Research Corp.*	196,240
60,000	Ebix, Inc.*	882,000
20,000	Echo Global
	Logistics, Inc.*	266,000
30,000	NetScout
	Systems, Inc.*	342,600
		2,982,490
Diversified Financial Services: 0.1%
400,000	Swordfish
	Financial, Inc.*	10,400

Educational Services: 0.9%
15,000	Lincoln Educational
	Services Corp.	121,350

Electrical Equipment: 3.0%
45,000	Coleman Cable, Inc.*	380,700

Food Manufacturing: 5.9%
5,000	Diamond Foods, Inc.	398,950
90,000	Inventure
	Foods, Inc.*	351,000
		749,950
Food Services: 3.0%
45,000	Famous Dave’s of
	America, Inc.*	387,450

Healthcare Manufacturing: 5.7%
125,000	InfuSystem
	Holdings, Inc.*	118,750
125,000	Uroplasty, Inc.*	606,250
		725,000
Healthcare Plans: 3.5%
100,000	Metropolitan Health
	Networks, Inc.*	454,000

Internet Services: 2.2%
75,000	PFSweb, Inc.*	283,500

Management Consulting: 8.1%
235,000	Insignia
	Systems, Inc.*	554,600
60,000	IntegraMed
	America, Inc.*	475,800
		1,030,400
Printing Services: 2.5%
40,000	InnerWorkings, Inc.*	313,600

Retailers: 5.1%
90,000	Appliance Recycling
	Centers of
	America, Inc.*	397,800
50,000	U.S. Auto Parts
	Network, Inc.*	253,500
		651,300

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2011 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS: 97.7% (Continued)

Software Services: 6.7%
65,000	Actuate Corp.*	$358,800
20,000	ePlus, Inc.*	493,400
		852,200
Telecommunications: 2.0%
90,000	Broadcast
	International, Inc.*	40,050
85,000	Multiband Corp.*	212,500
		252,550
Toys & Games: 2.3%
45,000	Summer Infant, Inc.*	297,000

TOTAL COMMON STOCKS
(Cost $11,400,701)		12,482,790

SHORT-TERM INVESTMENT: 2.6%

Money Market Fund: 2.6%
333,798	Invesco
	Short-Term
	Prime Portfolio -
	Institutional
	Class, 0.054%^	333,798
		333,798

TOTAL SHORT-TERM
INVESTMENT
(Cost $333,798)		333,798

TOTAL INVESTMENTS
IN SECURITIES: 100.3%
(Cost $11,734,499)		12,816,588
Liabilities in Excess of
Other Assets: (0.3%)		(45,054)
TOTAL NET ASSETS: 100.0%		$12,771,534

*	Non-income producing security.
ADR American Depository Receipt
^	7-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $11,734,499) (Note 2)	$12,816,588
Receivables:
Fund shares sold	2,370
Interest	24
Prepaid expenses	17,902
Total assets	12,836,884

LIABILITIES
Payables:
Fund shares redeemed	12,363
Investment advisory fees, net	4,544
Administration fees	3,984
Custody fees	2,773
Distribution fees	23,768
Fund accounting fees	5,351
Transfer agent fees	3,126
Chief Compliance Officer fees	1,147
Other accrued expenses	8,294
Total liabilities	65,350

NET ASSETS	$12,771,534

Net asset value, offering price and redemptions
price per share ($12,771,534/562,486 shares
outstanding; unlimited number of shares
authorized without par value)	$22.71

COMPONENTS OF NET ASSETS
Paid-in capital	$16,025,779
Undistributed net investment income	307,976
Accumulated net realized loss on investments	(4,644,310)
Net unrealized appreciation on investments	1,082,089
Net assets	$12,771,534

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$484,500
Interest	304
Total investment income	484,804

EXPENSES (Note 3)
Investment advisory fees	88,414
Administration fees	24,636
Distribution fees	22,103
Transfer agent fees	16,017
Fund accounting fees	11,337
Registration fees	10,431
Audit fees	9,710
Custody fees	5,597
Reports to shareholders	5,482
Chief Compliance Officer fees	3,701
Miscellaneous expense	2,189
Legal fees	1,871
Trustee fees	1,569
Insurance expense	645
Total expenses	203,702
Less: fees waived	(26,874)
Net expenses	176,828
Net investment income	307,976

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(318,088)
Change in net unrealized depreciation on investments	(4,656,695)
Net realized and unrealized loss on investments	(4,974,783)
Net decrease in net assets
resulting from operations	$(4,666,807)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2011#	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$307,976	$(275,493)
Net realized gain (loss)
on investments	(318,088)	1,077,375
Change in net unrealized
appreciation (depreciation)
on investments	(4,656,695)	3,577,597
Net increase (decrease) in net assets
resulting from operations	(4,666,807)	4,379,479

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change
in outstanding shares (a)	(4,147,560)	3,117,666
Total increase (decrease)
in net assets	(8,814,367)	7,497,145

NET ASSETS
Beginning of period/year	21,585,901	14,088,756
End of period/year	$12,771,534	$21,585,901
Undistributed net
investment income	$307,976	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2011#		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	29,337	$845,722	417,282	$10,832,266
Shares redeemed (b)	(175,658)	(4,993,282)	(299,284)	(7,714,600)
Net increase (decrease)	(146,321)	$(4,147,560)	117,998	$3,117,666

(b)	Net of redemption fees of $2,983 and $16,939, respectively.

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended		Year Ended March 31,
	September 30,
	2011#		2011	2010	2009	2008	2007
Net asset value, beginning
of period/year	$30.45		$23.85	$13.22	$22.15	$29.14	$27.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	0.54		(0.39)	(0.33)	(0.31)	(0.28)	(0.48)
Net realized and
unrealized gain (loss)
on investments	(8.29)		6.97	10.94	(8.44)	(5.89)	4.16
Total from investment
operations	(7.75)		6.58	10.61	(8.75)	(6.17)	3.68

LESS DISTRIBUTIONS:
From net
realized gain	—		—	—	(0.18)	(0.92)	(2.25)
Paid-in capital from
redemption fees
(Note 2)	0.01		0.02	0.02	0.00 *	0.10	0.00 *
Net asset value,
end of period/year	$22.71		$30.45	$23.85	$13.22	$22.15	$29.14

Total return	(25.42	)%^	27.67%	80.41%	(39.40)%	(21.33)%	14.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period/year
(millions)	$12.8		$21.6	$14.1	$6.8	$15.9	$13.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.30	%+	2.29%	2.88%	2.92%	2.18%	2.54%
After fees waived and
expenses absorbed	2.00	%+	2.00%	2.00%	2.00%	2.02%	2.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	3.49	%+	(1.81)%	(2.67)%	(2.40)%	(1.15)%	(1.84)%
After fees waived and
expenses absorbed	3.79	%+	(1.52)%	(1.79)%	(1.48)%	(0.99)%	(1.80)%
Portfolio turnover rate	9	%^	22%	39%	60%	93%	78%

#	Unaudited.
*	Amount is less than $0.01.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

would be calculated without regard to such considerations. As of September 30, 2011, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$12,482,790	$—	$—	$12,482,790
Short-Term Investments	333,798	—	—	333,798
Total Investments in Securities	$12,816,588	$—	$—	$12,816,588

^	See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Levels 1 and 2 during the six months ended September 30, 2011.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.2% of its net investment income (earned during the calendar year) and 98.0% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At March 31, 2011, the Fund had no post October losses.  At March 31, 2011, the Fund had capital loss carryforwards of $4,326,222, which expire as follows:

Capital Loss Carryover	Expiration
$2,128,170	3/31/2017
$2,198,052	3/31/2018

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification  basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities. At September 30, 2011, the Perkins Discovery Fund did not have any investments in illiquid securities.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and  IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15,

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

K.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2011, the Fund incurred $88,414 in advisory fees.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

Effective July 18, 2007, the Advisor contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense limitation shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At September 30, 2011, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $275,943.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2012	$101,637
March 31, 2013	94,895
March 31, 2014	52,537
March 31, 2015	26,874

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended September 30, 2011, the Fund incurred $24,636 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2011, the Fund was allocated $3,701 of the Trust’s Chief Compliance Officer fee.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2011 (Unaudited) (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the six months ended September 30, 2011, the Fund paid distribution fees of $22,103 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2011, the cost of purchases and the proceeds from sales of securities for the Fund, excluding short-term securities, was $1,465,347 and $2,889,915, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2011.

The cost basis of investments for federal income tax purposes at September 30, 2011 was as follows:

Cost of investments	$11,734,499
Gross tax unrealized appreciation	3,612,881
Gross tax unrealized depreciation	(2,530,792)
Net tax unrealized appreciation	$1,082,089

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make distributions for the six months ended September 30, 2011 or the year ended March 31, 2011.

As of March 31, 2011 the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$5,738,784
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/(losses)	(4,326,222)
Total accumulated earnings/(losses)	$1,412,562

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 280-4779 or by accessing the Fund’s web site at www.perkinscapital.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 280-4779 or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779.  The Fund discloses its calendar quarter-end portfolio holdings on its web site at www.perkinscapital.com within 7 business days after the calendar quarter end.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free at (800) 280-4779 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for The Perkins Discovery Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Perkins Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of March 31, 2011 on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted the Fund had underperformed its peer group median for the year-to-date period and one-year time period.  The Board observed that the Fund had outperformed its peer group median for the three-year, five-year and ten-year time periods.

The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 2.00%.  The Trustees noted that the Fund’s contractual advisory fee and net expense ratio (less Rule 12b-1 fees) were above the advisory fees and expense ratios of its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were in line with the fees charged by the Advisor to its other investment management and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board, therefore, determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Perkins Discovery Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This notice is not a part of the Semi-Annual Report.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent, Fund Accounting & Fund Administration
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Eric W. Falkeis
          Eric W. Falkeis, President

Date     December 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
          Eric W. Falkeis, President

Date     December 5, 2011

By (Signature and Title) /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 7, 2011

* Print the name and title of each signing officer under his or her signature.